Net Employee Defined Benefit Liabilities (Details) - Schedule of the plan assets at fair value - Plan Asset Fair Value [Member] - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Net Employee Defined Benefit Liabilities (Details) - Schedule of the plan assets at fair value [Line Items]
Cash and cash equivalents	$ 260	$ 393
Equity instruments	547	1,209
Debt instruments	984	1,768
Other	332	28
Total plan assets	$ 2,123	$ 3,398